SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                     [LOGO]

                                   The REvest
                                   Value Fund
                             A No-Load Mutual Fund
                                Managed in Maine

                                A Value-Oriented
                             Investment In Small and
                         Medium-Sized Company Equities


                       A Series of The Winter Harbor Fund

PROFILE OF THE FUND
================================================================================
The REvest Value Fund ("REvest" or the "Fund") is a no-load series of The Winter Harbor Fund, an open-end, diversified management investment company. Jennifer E. Goff, President of Ebright Investments, Inc. ("EII" or the "Adviser"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Board of Trustees.

REvest primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy Great Companies at Great Prices. These tenets are elaborated upon in the following outline:

SMALL AND MID-CAP   We believe these  securities have more potential for capital
STOCKS              appreciation because they have historically generated higher returns for  investors,  and because they are generally less well-known,  making them more likely to be improperly priced by the  marketplace.  The Fund will normally invest at least
                    90% of its assets in common  stocks,  convertible  preferred
                    stocks  and  convertible   bonds.  At  least  80%  of  these
                    "allowable  securities"  will  be  income-producing,  and at
                    least  80%  will  be  issued  by   companies   with   market
                    capitalizations between $200 million and $2 billion at the time of investment.

VALUE-ORIENTATION,  We look for companies with "value  discrepancies," or market
PLUS VITALITY       prices below our assessment of their "real"  business worth.
                    From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. We believe profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy we believe was present at the time of purchase.

CONSISTENT          We  will  automatically  close  the  Fund  to new  investors
PORTFOLIO           beginning  on March 31 after  the end of any  calendar  year
CHARACTER           during  which  its  assets  reach  $350  million.  Since  we specialize in small and medium-size companies,  we believe a larger asset base could limit our  flexibility in buying and selling  for  the  Fund,  or  force  us to  invest  in  more companies than we can closely follow.  By placing  practical limits on our size,  we believe we can make it possible  for
                    the  Fund's  investment   adviser  to  actively  manage  the
                    portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.

Manager's Letter                                                          [LOGO]
================================================================================
                                                                         [PHOTO]

Dear Friends and Fellow Shareholders:

I do not want to get anyone excited, but the winds of change may have started to finally blow. For the most part, market conditions during the first quarter of 1999 were a continuation of what we experienced in 1998. Concerns about slowing economic growth and the possibility of a recession caused new money to flow to the same handful of overvalued stocks that dominated last year, the "all-weather" vehicles that investors assume will deliver strong earnings growth even in a weak economy. In this environment, the S&P 500 Index trumped the Russell 2000 Index, ending the first quarter up 5.0% versus down 5.4%.

But, as the second quarter progressed, a different picture started to emerge. Industry reports suggested that manufacturing activity was ahead of expectations and that the Pacific Rim was on the verge of a turnaround, leading economists to revise their estimates for economic growth upward. Suddenly, it became apparent that the prospects for growth were not going to be limited to the select few. Numerous companies and industries would benefit from an expanding economy, and in many cases, their securities were much more reasonably priced than those of the companies that have led the charge thus far. The result was one of the most dramatic shifts in investor sentiment ever witnessed, with some of the biggest gains coming from once lagging industry sectors such as industrial cyclicals. Not surprising then, the Russell 2000 was the index to beat in the second quarter, gaining 15.6% as compared to 7.0% for the S&P 500.

As for REvest, our higher yielding portfolio continued to serve us well. In the difficult first quarter, we were supported on the downside, losing 4.6% versus the Russell 2000's loss of 5.4%, but we also met resistance on the upside in the second quarter, gaining 11.7% as compared to the Russell 2000's 15.6%. Overall, the large-cap stocks still had the advantage, with the S&P 500 up 12.4% in the first half of the year. At the same juncture, the Russell 2000 was up 9.3% and REvest was up 6.5%.

A major contributor to our higher yielding portfolio has been our convertible bonds. With the recent acquisition of one of the underlying companies and the surge in the small-cap market in the second quarter, I have been reviewing the merits of owning these securities. Since their primary purpose is to reduce downside risk, one must determine whether it is more likely that the market will go up than down in the near term.

On the plus side, small-caps continue to be extremely undervalued relative to large-cap stocks. In addition, we are seeing encouraging signs, such as increased takeover activity (four from our portfolio so far this year), earnings disappointments from some of the aforementioned all-weather vehicles, orderly deflation of the Internet bubble, and a bottoming of outflows from small company mutual funds, all of which suggest our time might be coming. On the minus side, concerns over inflation and wage pressures have the Federal Reserve standing by, ready to increase interest rates should the need arise, and new international tensions have been surfacing. This convergence of factors makes the market's future direction difficult to discern. My response is to "wait and see." If the positive trends that have developed since early April continue to play out, then you can expect that I will alter the portfolio accordingly by year-end.

In the meantime, we will not become complacent. We will continue our company visitation program as part of our ongoing efforts to improve the quality of the portfolio, and we will continue to develop and implement marketing initiatives in order to better position the Fund in the event that this changing of the guard is real.

By the time you receive this report, the Fund will have attained a five-year operating history (August 1, 1994 is the Fund's inception date). Historical returns are reported in 1-, 5- and 10-year increments, so psychologically, we have passed another important milestone. We have only you to thank for giving us this opportunity. Your continued support of our work through the ownership of your shares is much appreciated.

Sincerely,

/s/ Jennifer Ebright Goff

Jennifer Ebright Goff
Portfolio Manager
President, Ebright Investments, Inc.
July 29, 1999

PORTFOLIO SUMMARY
================================================================================
The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of June 30, 1999. For a more complete picture, the Portfolio of Investments and accompanying financial statements should be read in their entirety.

                                                         VALUE   % OF NET ASSETS
                                                         -----   ---------------
PORTFOLIO          Common Stocks:
COMPOSITION          Micro-Caps (under $200M) ....   $ 2,462,813 .....  11.1%
                     Small-Caps ($200M - $1B) ....    13,424,169 .....  60.1%
                     Mid-Caps ($1B - $2B) ........     4,070,156 .....  18.2%
                   Convertible Bonds .............     1,454,500 .....   6.5%
                   Non-Convertible Bond ..........       402,000 .....   1.8%
                   Net Cash ......................       513,332 .....   2.3%
                                                     -----------       ------
                   Net Assets ....................   $22,326,970 ..... 100.0%
                                                     ===========       ======

                                                                 % OF NET ASSETS
                                                                 ---------------
INDUSTRY           Industrial Cyclicals ........................        16.2%
CONCENTRATION      Energy ......................................        11.5%
                   Consumer Products ...........................        11.4%
                   Technology ..................................        11.1%
                   Health ......................................        10.8%
                   Services ....................................        10.2%
                   Retail ......................................         9.7%
                   Financial ...................................         9.6%
                   Real Estate .................................         7.2%
                   Net Cash ....................................         2.3%


AVERAGE FINANCIAL  Market Capitalization .......................      $584.9M
CHARACTERISTICS    P/E Ratio ...................................        18.8x
OF PORTFOLIO       P/B Ratio ...................................         2.1x
COMPANIES          Return on Assets ............................         7.4%
                   Return on Equity ............................        12.8%
                   Compound 5-Year EPS Growth Rate .............        15.4%
                   Gross Portfolio Yield .......................         2.5%

                                                         VALUE   % OF NET ASSETS
                                                         -----   ---------------
TOP TEN EQUITY     1. Teleflex, Inc. .............   $   651,562 .....   2.9%
POSITIONS          2. The Standard Register Company      615,000 .....   2.8%
                   3. In Focus Systems, Inc. .....       600,000 .....   2.7%
                   4. Helix Technology Corporation       598,438 .....   2.7%
                   5. Cousins Properties, Inc. ...       591,719 .....   2.7%
                   6. The Toro Company ...........       590,625 .....   2.7%
                   7. Barrett Resources Corporation      575,625 .....   2.6%
                   8. CLARCOR, Inc. ..............       575,625 .....   2.6%
                   9. Peoples Heritage Financial
                        Group, Inc. ..............       564,375 .....   2.6%
                  10. Berry Petroleum Company,
                        Class A ..................       557,500 .....   2.5%

PERFORMANCE DISCUSSION                                                    [LOGO]
================================================================================
The first half of 1999 was very interesting for two reasons. First, the performance divergence between different size companies was very pronounced. At the end of the first quarter, large-cap stocks, as represented by the S&P 500, were up 5.0%, while small-cap stocks, as represented by the Russell 2000, were down 5.4%. But, by the end of June, that situation had reversed. Small-cap stocks made considerable advances in the second quarter with the Russell 2000 ending the quarter up 15.6%, as compared to 7.0% for the S&P 500. Unfortunately, this surge was not enough to fully offset the damage of the first quarter, leaving small-caps lagging large-caps at the half.

Secondly, much of the Russell 2000's second quarter outperformance can be attributed to style preference. At the half, the Russell 2000 Growth Index was up 12.8%, while the Russell 2000 Value Index was up 5.3%. This situation is consistent with the broadening of the market scenario painted in the Manager's Letter. As the economic forecasts were revised upward, investors looking for growth felt more comfortable travelling down the capitalization ladder to the relatively cheaper issues. While value companies benefited from this trend, they did so to a lesser degree than their growth counterparts.

REvest, with its value-orientation, ended the first half of 1999 up 6.5%. Our performance was enhanced by our participation in the technology, energy, retail and industrial cyclicals sectors, while the financial sector acted as more of a drag. This year's performance renewed our commitment to maintaining relatively equal weightings across industry sectors. It reminded us that while we can determine value exists, we can never time the realization of that value. Being broadly diversified helps ensure that we participate whenever a shift finally occurs.

         COMPARISON OF CHANGE IN VALUE OF A $10,000 INITIAL INVESTMENT
     ON AUGUST 1, 1994* IN THE REVEST VALUE FUND, S&P 500 AND RUSSELL 2000
--------------------------------------------------------------------------------
                                    [GRAPH]
                                                         2Q99
                                                       -------
               REvest Value Fund                       $17,044
               S&P 500 Index                           $33,107
               Russell 2000 Index                      $20,134
--------------------------------------------------------------------------------

                                                             AVERAGE ANNUAL
                               SIX MONTHS       YEAR ENDED    TOTAL RETURN
                              ENDED 6/30/99       6/30/99   SINCE INCEPTION*
                              -------------       -------   ----------------
REvest Value Fund                   6.5%           -1.2%          11.5%
S&P 500 Index                      12.4%           22.8%          27.6%
Russell 2000 Index                  9.3%            1.5%          15.3%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, an unmanaged index representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

PORTFOLIO OF INVESTMENTS
================================================================================
June 30, 1999 (Unaudited)

COMMON STOCKS - 89.4%

              SHARES                                      COST         VALUE
              ------                                      ----         -----
CONSUMER      25,000 * Helen of Troy Ltd. ...........  $  363,659   $   448,438
PRODUCTS -    40,000 * In Focus Systems, Inc. .......     367,500       600,000
11.4%         20,000   Russ Berrie and Company, Inc..     322,025       495,000
              15,000   The Toro Company .............     390,900       590,625
              30,000   Wolverine World Wide, Inc. ...     388,363       420,000
                                                       ----------   -----------
                                                        1,832,447     2,554,063
                                                       ----------   -----------

ENERGY -      15,000 * Barrett Resources Corporation      394,878       575,625
11.5%         40,000   Berry Petroleum Company, Class A   432,755       557,500
              20,000   Helmerich & Payne, Inc. ......     396,284       476,250
              25,000   Penn Virginia Corporation ....     451,645       493,750
              22,500   St. Mary Land & Exploration
                         Company ....................     421,641       462,656
                                                       ----------   -----------
                                                        2,097,203     2,565,781
                                                       ----------   -----------

FINANCIAL -   13,900   Banknorth Group, Inc. ........     417,763       458,700
9.6%          10,000   Community Banks, Inc. ........     116,057       213,750
              40,000   Donegal Group, Inc. ..........     412,401       455,000
              30,000   Peoples Heritage Financial
                         Group, Inc. ................     209,263       564,375
              25,000   Susquehanna Bancshares, Inc. .     287,536       442,188
                                                       ----------   -----------
                                                        1,443,020     2,134,013
                                                       ----------   -----------

HEALTH -      15,000   Analogic Corporation .........     461,445       466,406
10.8%         20,000   Arrow International, Inc. ....     385,312       517,500
              15,000   Diagnostic Products Corporation    420,713       414,375
              20,000 * IDEXX Laboratories, Inc. .....     260,847       466,250
              20,000   Invacare Corporation .........     387,383       535,000
                                                       ----------   -----------
                                                        1,915,700     2,399,531
                                                       ----------   -----------

INDUSTRIAL    30,000   CLARCOR, Inc. ................     401,725       575,625
CYCLICALS -   10,000   Greif Bros. Corporation,
14.4%                    Class A ....................     216,950       255,000
              15,000   Kaydon Corporation ...........     468,619       504,375
               5,000   LSI Industries, Inc. .........     100,000       120,625
              12,500   M.A. Hanna Company ...........     188,250       205,468
              12,500   Oil-Dri Corporation of America     192,688       200,000
              20,000   Regal-Beloit Corporation .....     420,968       472,500
              15,000   Teleflex, Inc. ...............     298,187       651,562
              12,500   Wausau-Mosinee Paper Corporation   213,531       225,000
                                                       ----------   -----------
                                                        2,500,918     3,210,155
                                                       ----------   -----------

REAL ESTATE - 35,000   Cavalier Homes, Inc. .........     375,362       286,563
5.5%          17,500   Cousins Properties, Inc. .....     380,749       591,719
              20,000   New Plan Excel Realty Trust ..     398,313       360,000
                                                       ----------   -----------
                                                        1,154,424     1,238,282
                                                       ----------   -----------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (Continued)                                      [LOGO]
================================================================================
June 30, 1999 (Unaudited)

COMMON STOCKS - 89.4% (Continued)

              SHARES                                      COST         VALUE
              ------                                      ----         -----
RETAIL -      17,500   Applebee's International, Inc.  $  398,940   $   527,187
9.7%          20,000   CBRL Group, Inc. .............     387,500       346,250
              50,000 * The Gymboree Corporation .....     397,648       525,000
              35,000 * Stein Mart, Inc. .............     402,500       328,125
              30,000 * West Marine, Inc. ............     362,812       436,875
                                                       ----------   -----------
                                                        1,949,400     2,163,437
                                                       ----------   -----------

SERVICES -    17,500   Banta Corporation ............     412,300       367,500
10.2%         12,500   Chemed Corporation ...........     405,870       415,625
              25,000 * Computer Horizons Corporation      400,000       345,313
              35,000 * Right Management Consultants,
                         Inc. .......................     457,000       542,500
              20,000   The Standard Register Company      419,174       615,000
                                                       ----------   -----------
                                                        2,094,344     2,285,938
                                                       ----------   -----------

TECHNOLOGY -  25,000   Helix Technology Corporation .     385,329       598,438
6.3%          20,000 * Kulicke & Soffa Industries, Inc.   392,766       536,250
              35,000 * Planar Systems, Inc. .........     385,000       271,250
                                                       ----------   -----------
                                                        1,163,095     1,405,938
                                                       ----------   -----------
              TOTAL COMMON STOCKS ................... $16,150,551   $19,957,138
                                                      -----------   -----------
CORPORATE BONDS - 8.3%

   PAR                                                                              COST         VALUE
   ---                                                                              ----         -----
$ 400,000   MSC.Software Corporation 7.875% Conv. Sub. Deb. due 8/18/04 ......  $   386,207   $   338,500
  400,000   Richardson Electronics, Ltd. 8.25% Conv. Sub. Deb. due 6/15/06 ...      346,000       334,000
  400,000   Sequa Corporation 9.375% Sr. Sub. Notes due 12/15/03 .............      397,826       402,000
  400,000   Sizeler Property Investors, Inc. 8.00% Conv. Sub. Deb. due 7/15/03      371,066       376,000
  400,000   VLSI Technology, Inc. 8.25% Conv Sub. Notes due 10/01/05 .........      387,000       406,000
                                                                                -----------   -----------
            TOTAL CORPORATE BONDS ............................................  $ 1,888,099   $ 1,856,500
                                                                                -----------   -----------

            TOTAL INVESTMENTS - 97.7%                                           $18,038,650   $21,813,638
                                                                                -----------   -----------
REPURCHASE AGREEMENT - 1.4%

            Firstar Bank, N.A., 3.30%, dated 6/30/99, due 7/01/99, repurchase proceeds $318,029 (collaterized by Government National Mortgage
              Association, 7.75% due 4/15/39 valued at $325,174) .............  $   318,000   $   318,000
                                                                                -----------   -----------
            TOTAL INVESTMENTS AND REPURCHASE
              AGREEMENTS - 99.1% .............................................  $18,356,650   $22,131,638
                                                                                ===========
            OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%                                          195,332
                                                                                              -----------

            NET ASSETS - 100.0% ................................................              $22,326,970
                                                                                              ===========

* Non-income producing.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
==================================================================================================
June 30, 1999 (Unaudited)

ASSETS:           Investments, at value (acquisition cost: $18,038,650) (Note 2) ..    $21,813,638
                  Investments in repurchase agreements (Note 2) ...................        318,000
                  Cash ............................................................            754
                  Receivable for capital shares sold ..............................          2,100
                  Receivable for investment securities sold .......................        249,992
                  Interest receivable .............................................         35,443
                  Dividends receivable ............................................         20,272
                  Other assets ....................................................          3,507
                                                                                       -----------
                    Total assets ..................................................     22,443,706
                                                                                       -----------
LIABILITIES:      Dividends payable ...............................................          6,459
                  Payable to affiliates (Note 5) ..................................         16,375
                  Payable for investment securities purchased .....................         89,724
                  Other accrued expenses and liabilities ..........................          4,178
                                                                                       -----------
                    Total liabilities .............................................        116,736
                                                                                       -----------
                    Net assets ....................................................    $22,326,970
                                                                                       ===========
NET ASSETS:       Paid-in capital .................................................    $17,056,577
                  Undistributed net investment income .............................          6,536
                  Accumulated net realized gains from security transactions .......      1,488,869
                  Net unrealized appreciation on investments ......................      3,774,988
                                                                                       -----------
                    Net assets ....................................................    $22,326,970
                                                                                       ===========
PRICE PER         Net asset value, offering and redemption price per share (Note 2)
SHARE:            ($22,326,970 / 1,939,598 shares outstanding $0.001 par value) ...    $     11.51
                                                                                       ===========
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 1999       YEAR ENDED
                                                                                  (Unaudited)    DECEMBER 31, 1998
                                                                                  -----------    -----------------
INVESTMENT        Net investment income ......................................    $    145,386     $    378,008
OPERATIONS:       Net realized gains from security transactions ..............       1,482,164        3,193,187
                  Net change in unrealized appreciation/depreciation
                    on investments ...........................................        (272,605)      (5,641,998)
                                                                                  ------------     ------------
                    Net increase (decrease) in net assets from operations ....       1,354,945       (2,070,803)
                                                                                  ------------     ------------
DISTRIBUTIONS TO  From net investment income .................................        (151,671)        (371,064)
SHAREHOLDERS:     Net realized gains on investments ..........................              --       (2,560,610)
                                                                                  ------------     ------------
                    Decrease in net assets from distributions to shareholders         (151,671)      (2,931,674)
                                                                                  ------------     ------------
CAPITAL SHARE     Proceeds from shares sold ..................................         363,105        2,095,317
TRANSACTIONS      Reinvestment of distributions in shares ....................         134,282        2,687,414
(NOTE 4):         Payments for shares redeemed ...............................      (4,103,814)     (13,935,671)
                                                                                  ------------     ------------
                    Net decrease in net assets from capital share transactions      (3,606,427)      (9,152,940)
                                                                                  ------------     ------------
                    Net decrease in net assets ...............................      (2,403,153)     (14,155,417)

NET ASSETS:       Beginning of period ........................................      24,730,123       38,885,540
                  End of period ..............................................    $ 22,326,970     $ 24,730,123
                                                                                  ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME                                               $      6,536     $     12,821
                                                                                  ============     ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                   [LOGO]
================================================================================
For the six months ended June 30, 1999  (Unaudited)

INVESTMENT        Interest ......................................    $   98,373
INCOME:           Dividends .....................................       191,935
                                                                     ----------
                    Total investment income .....................       290,308
                                                                     ----------
EXPENSES:         Investment advisory fees (Note 5) .............       111,478
                  Accounting services fees (Note 5) .............        12,000
                  Administrative services fees (Note 5) .........        12,000
                  Transfer agent fees (Note 5) ..................         7,500
                  Custodian fees ................................         6,357
                  Trustees' fees and expenses ...................         4,755
                  Postage and supplies ..........................         3,962
                  Printing of shareholder reports ...............         3,472
                  Insurance expense .............................         1,818
                  Professional fees .............................         1,250
                  Registration fees .............................           937
                  Pricing costs .................................           825
                                                                     ----------
                     Total expenses .............................       166,354
                  Fees waived by the Adviser (Note 5) ...........       (21,432)
                                                                     ----------
                     Net expenses ...............................       144,922
                                                                     ----------
NET INVESTMENT INCOME ...........................................       145,386
                                                                     ----------
REALIZED AND      Net realized gains from security transactions .     1,482,164
UNREALIZED        Net change in unrealized appreciation/
GAIN (LOSS) ON      depreciation on investments .................      (272,605)
INVESTMENTS:                                                         ----------
                  Net realized and unrealized gain on investments     1,209,559
                                                                     ----------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                $1,354,945
                                                                     ==========

FINANCIAL HIGHLIGHTS
=================================================================================================================================
Per share data for a share outstanding through each period.
                                                                     SIX MONTHS
                                                                        ENDED     PERIODS ENDED DECEMBER 31, DEC. 31,     PERIOD
                                                                       6/30/99   --------------------------------------    ENDED
                                                                      Unaudited    1998      1997      1996      1995     1994 1
                                                                       --------  --------  --------  --------  --------  --------
INVESTMENT        Net asset value, beginning of period ..............  $  10.88  $  13.00  $  12.21  $  10.73  $   9.66  $  10.00
OPERATIONS:                                                            --------  --------  --------  --------  --------  --------
                  Net investment income .............................      0.07      0.15      0.21      0.21      0.18      0.04
                  Net realized and unrealized gain (loss)
                    on investments ..................................      0.64     (1.02)     2.64      2.16      1.38     (0.33)
                                                                       --------  --------  --------  --------  --------  --------
                  Total from investment operations ..................      0.71     (0.87)     2.85      2.37      1.56     (0.29)
                                                                       --------  --------  --------  --------  --------  --------
DISTRIBUTIONS TO  Dividends from net investment income ..............     (0.08)    (0.15)    (0.19)    (0.21)    (0.17)    (0.05)
SHAREHOLDERS:     Distributions from net realized gain on investments        --     (1.10)    (1.87)    (0.68)    (0.32)       --
                                                                       --------  --------  --------  --------  --------  --------
                    Total from distributions to shareholders ........     (0.08)    (1.25)    (2.06)    (0.89)    (0.49)    (0.05)
                                                                       --------  --------  --------  --------  --------  --------
                  Net asset value, end of period ....................  $  11.51  $  10.88  $  13.00  $  12.21  $  10.73  $   9.66
                                                                       ========  ========  ========  ========  ========  ========
RATIOS AND        Total return ......................................      6.5%     (6.1%)    23.5%     22.3%     16.2%     (2.9%)
SUPPLEMENTAL      Ratio of expenses to average net assets2 ..........     1.30%3    1.30%     1.26%     1.29%     1.30%     1.42%3
DATA:             Ratio of net investment income to
                    average net assets ..............................     1.30%3    1.20%     1.60%     1.78%     1.73%     1.45%3
                  Net assets, end of period (000's) .................  $ 22,327  $ 24,730  $ 38,886  $ 42,099  $ 35,804  $ 21,676
                  Portfolio turnover rate ...........................       41%3      35%       54%       64%       53%        5%

1 Represents the period from the commencement of operations (August 1, 1994) through December 31, 1994.
2 Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.49%3 for the six months ended June 30, 1999, 1.37% for the year ended December 31, 1998 and 1.78%3 for the period ended December 31, 1994 (Note 5).
3  Annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================
1. ORGANIZATION. The REvest Value Fund (the "Fund") is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end investment management company organized as a Delaware business trust. The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the Trust's significant accounting policies:

Security Valuation. The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.

Share Valuation. The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment Income and Distributions to Shareholders. Dividends arising from net investment income are declared and paid quarterly and distributions from net realized gains, if any, are paid annually in December. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation on investments are determined on the basis of identified cost for book and tax purposes.

Repurchase Agreements. The Fund enters into repurchase agreements with respect to its portfolio securities solely with Firstar Bank, N.A. ("Firstar"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by Firstar until maturity of the repurchase agreements.
Repurchase agreements could involve certain risks in the event of default or insolvency of Firstar, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $18,030,082 as of June 30, 1999, the Fund had net unrealized appreciation of $3,783,556, consisting of gross unrealized appreciation of $4,377,622 and gross unrealized depreciation of $594,066.

3. INVESTMENT TRANSACTIONS. For the six months ended June 30, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,427,234 and $8,313,275, respectively.

4. CAPITAL SHARES. The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                     SIX MONTHS          YEAR
                                                       ENDED            ENDED
                                                      6/30/99          12/31/98
                                                     ---------        ---------
Sold .........................................          34,028          175,492
Reinvest .....................................          12,487          256,185
Redeemed .....................................        (379,820)      (1,150,578)
                                                     ---------        ---------
Net decrease in shares outstanding ...........        (333,305)        (718,901)
Shares outstanding, beginning
   of period .................................       2,272,903        2,991,804
                                                     ---------        ---------
Shares outstanding, end of period ............       1,939,598        2,272,903
                                                     =========        =========

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee.

5. TRANSACTIONS WITH AFFILIATES. Certain Trustees and officers of the Trust are also officers of Ebright Investments, Inc. (the "Adviser"), or of Countrywide Fund Services, Inc. ("CFS"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement. The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. In order to voluntarily reduce operating expenses of the Fund during the six months ended June 30, 1999, the Adviser waived $21,432 of its investment advisory fees.

Sub-Advisory Agreement. The Adviser has retained Gouws Capital Management, Inc. ("GCMI") to provide investment sub-advisory and marketing support services to the Fund. The Adviser (not the Fund) pays GCMI a fee, computed daily and payable

NOTES TO FINANCIAL STATEMENTS (Continued)                                 [LOGO]
================================================================================
monthly, at an annual rate equal to 50% of the investment advisory fee received by the Adviser, less associated costs and expenses incurred by the Adviser.

Administration Agreement. Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.09% on the Fund's average daily net assets up to $100 million; 0.075% on the next $100 million; and 0.05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee.

Transfer Agent Agreement. Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts, subject to a $1,250 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement. Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

Underwriting Agreement. Under the terms of an Underwriting Agreement, CW Fund Distributors, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of the Fund's shares. The Underwriter is an affiliate of CFS by reason of common ownership.

Shareholder Service Plan. The Trust has adopted a Shareholder Service Plan (the "Plan"). Under the Plan, the Trust may enter into shareholder service agreements pursuant to which a shareholder service provider performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Adviser pays the shareholder service provider a fee at an annual rate of up to 0.25% of the average daily net assets attributable to shares owned by investors for which the shareholder service provider maintains a servicing relationship. The Fund may reimburse the Adviser such payments in an amount not to exceed 0.25% per annum of the average daily net assets of the Fund. For the six months ended June 30, 1999, no shareholder servicing fees were paid by the Adviser or reimbursed or accrued by the Fund.

SHAREHOLDER INFORMATION
================================================================================
Y2K Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Ebright Investments, Inc. ("EII") and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. Since reporting on the status of Year 2000 computer compliance in the December 31, 1998 Annual Report, EII and Countrywide Fund Services, Inc. ("CFS") have completed testing mission critical applications and have continued to monitor the compliance status of the Fund's other major third-party service providers. Where applicable, contingency plans are being developed and assessed.

               While EII and CFS are completing steps to address the Year 2000 issues and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers, there can be no guarantees that these steps will be sufficient to avoid adverse impact on the Fund from this problem. It is always good practice for our shareholders to check account statements and to keep all records for your account. The issues surrounding the Year 2000 date change make such record retention especially important. If you have questions or problems regarding any information on your statements, please contact Cornelia Morin by calling EII at (800) 277-5573.

INVESTMENTS    Questions  concerning the Fund's  investments  can be directed to
               Jennifer Goff,  the Fund's  portfolio  manager,  by calling (800)
               277-5573. We are one of a small number of funds where the manager is available to talk directly to investors. If Ms. Goff is traveling she will return your call when she returns to the office. We consider our shareholders as true partners with us in the Fund.

GENERAL Cornelia Morin, EII's Customer Service Officer, is available to answer questions about the Fund or provide you with the Fund's current literature. Ms. Morin can also be reached at (800) 277-5573. Ms. Morin maintains a mailing list of shareholders and other interested parties for Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please contact Ms. Morin.

E-MAIL Our e-mail address has changed. Electronic correspondence for the Adviser can now be sent to:
                                   REVEST@ACADIATRUST.COM

This report must be accompanied or preceded by a current Prospectus of the Fund.

                           Ebright Investments, Inc.
                               Investment Adviser
                         511 Congress Street, 9th Floor
                               Portland, ME 04101
                        (207) 774-7455 o (800) 277-5573
                               Fax (207) 772-7370

                                  REvest Logo
                                 P.O. Box 5354
                           Cincinnati, OH 45201-5354
                                 (877) 473-8378


                       A Series of The Winter Harbor Fund